UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2010
GLOBAL INDUSTRIES, LTD.
(Exact Name of Registrant as Specified in its Charter)

Louisiana (State or Other Jurisdiction of Incorporation)	0-21086 (Commission File Number)	72-1212563 (IRS Employer Identification No.)

8000 Global Drive
Carlyss, Louisiana	70665
(Address of Principal Executive Offices)	(Zip Code)
(337) 583-5000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 24, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of the company approved discretionary stock awards which were made to certain executive officers of the company on March 3, 2010. The discretionary awards to the company’s named executive officers (as set forth in the company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2009), except for Jeffrey B. Levos the company’s former chief financial officer who resigned in 2009, are set forth below:

Executive Officer	Stock Award
John A. Clerico Chairman of the Board and Chief Executive Officer	120,000
Peter S. Atkinson President	40,000
James J. Dore Senior Vice President, North America and Worldwide Diving & Subsea Services	25,000
Russell J. Robicheaux Senior Vice President, Chief Administrative Officer and General Counsel	22,000
Bryon W. Baker Senior Vice President, Worldwide Operations	24,000

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 3, 2010

GLOBAL INDUSTRIES, LTD.
By:	/s/ Russell J. Robicheaux
Russell J. Robicheaux
Senior Vice President, Chief Administrative Officer and General Counsel

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